Supplement, dated March 27, 2009

to Prospectus, dated May 1, 2008

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

THRIFT PLAN CONTRACTS

On Page 4 of the Prospectus, under the caption “Investment Alternatives for your Account Value,” the first sentence is hereby deleted and replaced with the following:

You may allocate Contributions among the Investment Alternatives, subject to any restrictions that may be contained in your Plan.

On Page 5 of the Prospectus, under the caption “Transfers and Withdrawals of Account Value,” the first sentence is hereby deleted and replaced with the following:

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives, subject to any restrictions that may be contained in your Plan.